EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Comstock Resources, Inc.'s previously filed registration statements (numbers 33-73452, 33-88962 and 333-13675).



                                         ARTHUR ANDERSEN LLP




                                      E-73